UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

Angi Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street, Suite 700 Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

ANGI Homeservices Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

On October 12, 2021, the Registrant announced that IAC/InterActiveCorp (the Registrant’s controlling shareholder (“IAC”)) had posted a shareholder letter on the investor relations section of IAC’s website (https://ir.iac.com/quarterly-results), which letter contains preliminary monthly trends for the Registrant through September 30, 2021, as set forth immediately below.

	3/2021	4/2021	5/2021	6/2021	7/2021	8/2021	9/2021 (1)
Angi Inc.
Marketplace Revenue (2)	35%	27%	5%	5%	17%	24%	21%
Advertising and Other Revenue	10%	10%	14%	14%	15%	12%	10%
Total North America Revenue	30%	24%	7%	7%	17%	22%	19%
Europe Revenue	61%	53%	12%	1%	0%	2%	4%
Total Revenue	31%	25%	7%	7%	16%	21%	18%
Angi Services Revenue (included in Marketplace above) (2)	100%	197%	115%	97%	170%	165%	149%
Marketplace Service Requests	60%	30%	-7%	-13%	-13%	-13%	-8%
Marketplace Monetized Transactions	46%	28%	5%	3%	0%	2%	2%
Marketplace Transacting Service Professionals	11%	14%	16%	16%	12%	9%	7%
Advertising Service Professionals	6%	7%	7%	6%	4%	2%	1%

(1)	As of the date of this report, the Registrant has not yet completed its financial close process for the quarter ended September 30, 2021 and its monthly results continue to be volatile as the global COVID–19 pandemic continues to change consumer and business behavior in unpredictable ways. As a result, the information set forth above is preliminary and based upon information available to the Registrant as of the date of this report. During the course of the Registrant’s financial close process for the quarter ended September 30, 2021, it may identify items that would require adjustments to the information set forth above, which could be material.

(2)	Includes the Total Home Roofing acquisition, which closed on July 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angi Inc.

By:	/s/ Shannon Shaw
Name:	Shannon Shaw
Title:	Chief Legal Officer

Date: October 12, 2021